UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2022

TENNECO INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12387	76-0515284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7450 N. MCCORMICK BLVD., SKOKIE, ILLINOIS	60076
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Voting Common Stock, par value $0.01 per share	TEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On June 27, 2022, Pegasus Merger Co. (“Merger Sub”), an affiliate of certain investment funds managed by affiliates of Apollo Global Management, Inc., announced today that it has commenced cash tender offers (collectively, the “Tender Offer”) to purchase any and all of Tenneco Inc.’s (“Tenneco”) outstanding 5.125% Senior Secured Notes due 2029 (the “5.125% Notes”) and 7.875% Senior Secured Notes due 2029 (the “7.875% Notes” and together with the 5.125% Notes, the “Notes”). In connection with the Tender Offer, Merger Sub is soliciting the consents of holders of the 5.125% Notes and the 7.875% Notes to certain proposed amendments to the respective indentures governing the Notes (collectively, the “Consent Solicitation”). Concurrently with, but separate from the Tender Offer and the Consent Solicitation, Merger Sub has commenced offers to purchase for cash any and all of Tenneco’s outstanding 5.125% Notes and 7.875% Notes at a purchase price equal to 101% of the aggregate principal amount, plus accrued and unpaid interest of the Notes repurchased (collectively, the “Change of Control Offer”).

Merger Sub is commencing the Tender Offer, the Consent Solicitation and the Change of Control Offer in connection with, and each is expressly conditioned upon, the previously announced acquisition of Tenneco pursuant to the Agreement and Plan of Merger, dated February 22, 2022 (the “Merger Agreement”), by and among Tenneco, Merger Sub and Pegasus Holdings III, LLC, Merger Sub’s parent company (the “Parent”), which provides that, among other things, Merger Sub will merge with and into Tenneco (the “Merger”), with Tenneco surviving the Merger as a wholly-owned subsidiary of Parent.

A copy of the press release issued by Merger Sub announcing the commencement of the Tender Offer, the Consent Solicitation and the Change of Control Offer is attached to this Current Report on Form 8-K as Exhibit 99.1, and such Exhibit is incorporated herein by reference.

Forward Looking Statements

This announcement contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when the Company or its management is discussing its beliefs, estimates or expectations. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “estimates,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. These statements are not historical facts or guarantees of future performance but instead represent only the beliefs of the Company and its management at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors, many of which are outside the Company’s control. Actual results and outcomes may differ materially from what is contained in such forward-looking statements as a result of various factors, including, without limitation: (1) the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to obtain required regulatory approvals or the failure to satisfy the other conditions to the consummation of the Merger; (2) the risk that the Merger Agreement may be terminated in circumstances requiring the Company to pay a termination fee; (3) the risk that the Merger disrupts the Company’s current plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the Merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (5) the effect of the announcement of the Merger on the Company’s operating results and business generally; (6) the amount of costs, fees and expenses related to the Merger; (7) the risk that the Company’s stock price may decline significantly if the Merger is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (9) other factors that could affect the Company’s business such as, without limitation, cyclical and seasonal nature of the industries that the Company serves; foreign operations, especially in emerging regions; changes in currency exchange rates; business disruptions due to public health or safety emergencies, such as the novel strain of coronavirus (“COVID-19”) pandemic; the cost and availability of raw materials and energy; the effectiveness of the Company’s research and development, new product introductions and growth investments; acquisitions and divestitures of assets and gains and losses from dispositions; developments affecting the Company’s outstanding liquidity and indebtedness, including debt covenants and interest rate exposure; developments affecting the Company’s funded and unfunded pension obligations; warranty and product liability claims; legal proceedings; the inability to establish or maintain certain business relationships and relationships with customers and suppliers or the inability to retain key personnel; the handling of hazardous materials and the costs of compliance with environmental regulations; extreme weather events and natural disasters; and (10) other risks to consummation of the proposed Merger, including the risk that the proposed Merger will not be consummated within the expected time period or at all.

If the Merger is consummated, the Company’s stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. These and other factors are identified and described in more detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 as well as the Company’s subsequent filings and quarterly reports and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on the Company’s projections and other forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press release of Pegasus Merger Co. issued June 27, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

Date: June 27, 2022	By:	/s/ Thomas J. Sabatino, Jr.
Thomas J. Sabatino, Jr.
Executive Vice President and General Counsel